EXHIBIT 10.02
           LOAN AGREEMENT AND ASSOCIATED DOCUMENTS DATED JULY 10, 1998
               WITH PREMIER BANK, FOR A $1,300,000 LINE OF CREDIT

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This instrument was prepared by:

         Premier Bank
----------------------------------------------
                           (Name)

         379 North Main Street                         PREMIER BANK (LOGO)
----------------------------------------------         -----------------------
                           (Address)

         Doylestown, PA 18901
----------------------------------------------

to whom the recorded copy of this instrument is to be returned.

                                    MORTGAGE

                  THIS MORTGAGE MADE THIS 10th day of July, 1998, is between, DYNASIL CORPORATION OF AMERICA, INC. AND SUBSIDIARY, with an address of 385 COOPER ROAD, WEST BERLIN, NJ (each jointly and severally, if more than one person, and hereinafter referred to as "Mortgagor") and Premier Bank, the Mortgagee ("Bank"), with a mailing address of 379 N. Main Street, Doylestown, PA 18901-0818.

In consideration for and to secure payment and performance to Bank of all of the Obligations, as that term is defined in subparagraphs (a) through (d) below, Mortgagor has granted, bargained, sold, conveyed, released, assigned, transferred, pledged, mortgaged and confirmed, and by these presents does hereby grant, bargain, sell, convey, release, assign, transfer, pledge, mortgage and confirm unto Bank, its successors and assigns, forever: ALL THAT CERTAIN real estate situated in the County of Camden, State of New Jersey, known and designated as 385 Cooper Road, Township of Berlin, conveyed to Mortgagor by Deed dated 04/18, 1966, duly recorded in the office for recording of deeds in said County on 04/21, 1966 at Deed Book 2884, Page 54, as the Premises are therein described and, if necessary, as more particularly described on Exhibit "A" attached hereto and made a part hereof (hereinafter the "Premises");
Lot & Block 3, 4 & 1910.

THE PREMISES SHALL include all right, title and interest of Mortgagor in and to all present and future structures, buildings and improvements located thereon, together with all common areas, streets, lanes, alleys, passageways, passages, ways, water courses, strips and gores of land, easements, estates, rights, titles, interests, liberties, privileges, tenements, hereditaments and appurtenances, whatsoever therunto belonging to or in any way made appurtenant thereto; all leases and subleases of all or any part of the Premises and rights of payment thereunder; the air space above and right to use the air space above, and the drainage, crops, timber, agricultural, horticultural, mineral, water, oil and gas rights with respect to the Premises, at law or in equity, all machinery, apparatus, equipment, furniture, fixtures, including without limitations, trade fixtures, goods, appliances and other property of every kind, nature and description whatsoever, now or hereafter located in, on or about, or attached to or used in connection with, the Premises, together with any and all replacements and substitutions thereof and all accessories, parts or accessions thereto now or hereafter owned by the Mortgagor or in which Mortgagor has or may obtain any interest, and all awards, damages, payments and/or claims arising out of any eminent domain or condemnation proceeding, damage or injury to any part of the Premises and/or any buildings, structures, or improvements thereon (the Premises, together with all of the foregoing, is hereinafter referred to as the "Mortgaged Property");

TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Bank, to its own use, forever.

PROVIDED, ALWAYS, that this instrument is upon the express condition that, if Mortgagor promptly satisfied all of the Obligations, as hereinafter defined, in accordance with the provisions of the Loan Documents, as hereinafter defined, and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and if all the agreements, conditions, covenants, provisions and stipulations contained therein and in this Mortgage and in the Loan Documents are fully performed and complied with, then this Mortgage and the estate hereby granted shall cease, determine and become void.

As used in this Mortgage, "Obligations" means any or all of the following:

         (a) The indebtedness, liabilities and obligations of Mortgagor to Bank, including all present and future advances, arising under a certain Note dated ______________, 19____, in the original principal amount of ONE MILLION THREE HUNDRED THOUSAND AND 00/100 Dollars ($1,300,000.00), plus interest, costs and charges thereon, and/or any amendment, modification, refinancing, renewal, substitution or extension of the Note (hereinafter the "Note"), and all other liabilities of Mortgagor to Bank described in any agreements, documents and instruments executed in connection therewith (hereinafter collectively referred to as the "Loan Documents");

         (b) All other existing and future indebtedness, liabilities and obligations of Mortgagor to Bank whether sole, joint or several, matured or unmatured, direct or indirect, absolute or contingent, or any nature whatsoever, and out of whatever transactions arising, including, without limitation, any debt, liability or obligation owing from Mortgagor to others which Bank may obtain by assignment or otherwise, excepting only any indebtedness constituting "Consumer Credit" as that term is defined in Regulation Z, 12 C.F.R. Section 226.1 et seq.;

         (c) The costs of curing any Event of Default set forth in this Mortgage or in the Loan Documents which the Bank elects to cure; and

         (d) The reasonable costs and expenses, including attorneys' fees incurred by Bank in enforcing any of the obligations of Mortgagor specified in (a), (b) and (c) above.

MORTGAGOR REPRESENTS, COVENANTS AND WARRANTS to and with Bank that, until the Obligations secured hereby are fully paid and performed:

     1. Payment and Performance. Mortgagor shall pay to Bank in accordance with the terms of the Note, this Mortgage and the other Loan Documents, the principal, interest and other sums therein and herein set forth and shall perform and comply with all the agreements, conditions, covenants, provisions and stipulations of the Note, this Mortgage and the Loan Documents.

     2. Warranty of Title. Mortgagor warrants that Mortgagor possesses good and marketable fee simple title to the Premises, and has all power and authority to mortgage the Mortgaged Property to Bank and to grant a security interest therein in the manner set forth herein.

     3. Maintenance of Mortgaged Property. Mortgagor shall keep and maintain or cause to be kept and maintained the Mortgaged Property, including all buildings and improvements now or at any time hereafter erected on the Premises and the sidewalks and curbs abutting them, in good order and condition and repair and shall abstain from and shall not permit the commission of waste of, in or about the Mortgaged Property.

     4. Insurance. Mortgagor shall keep the Mortgaged Property continuously insured against fire and such other hazards in such amounts as may be required by Bank from time to time. All policies and insurance shall be issued by companies acceptable to Bank, and shall contain a standard mortgagee clause, in favor of Bank, and shall provide for at least thirty (30) days prior written notice of cancellation or reduction in coverage to Bank, all of which policies are hereby assigned to Bank as additional security for the Obligations. If Bank shall become the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the property of Bank. At least thirty (30) days prior to the expiration date of any insurance policy, Mortgagor shall deliver to Bank satisfactory evidence of the renewal of such insurance and the payment of all premiums therefor. In the event of any loss, Mortgagor will give immediate notice thereof to Bank and Bank may make proof of loss on behalf of Mortgagor. Each insurance company concerned is hereby authorized and directed to make payments under any such policies directly to Bank, instead of Bank and Mortgagor jointly, and Mortgagor hereby irrevocably appoints Bank as Mortgagor's attorney-in-fact to endorse in Mortgagor's name any checks or drafts issued thereon. Bank shall have the right to retain and apply the proceeds of any such insurance, at its reasonable election, to reduction of the Obligations, or to restoration and repair of the property damaged.

     5. Taxes and Other Charges. Mortgagor shall pay when due and before interest or penalties shall accrue thereon, all taxes, charges, assessments and other governmental charges of any kind whatsoever including electricity, water and sewer rents, levied or assessed against the Mortgaged Property and will deliver receipts therefore to Bank upon request, and shall pay when due all amounts secured by any prior lien on the Mortgaged Property.

     6. Inspection. Bank and any persons authorized by Bank shall have the right at any time, upon reasonable notice to Mortgagor, to enter the Premises at a reasonable hour to inspect and photograph its condition and state of repair.

     7. Declaration of No Set-Off. Within one (1) week after request to do so by Bank, Mortgagor shall certify to Bank or to any assignee or proposed assignee of this Mortgage, in writing duly acknowledged, the amount of principal, interest and other charges then owing on the Obligations and on any obligations secured by prior liens upon the Mortgaged Property, if any, and whether there are any set-offs or defenses against them.

     8. Required Notices. Mortgagor shall notify Bank promptly of the occurrence of any of the following:

          (a) a fire or other casualty causing damage to all or any part of the Mortgaged Property;

          (b) receipt of notice of eminent domain proceedings or condemnation of all or any part of the Mortgaged Property and Mortgagor hereby grants Bank an irrevocable power of attorney to appear and act for and on behalf of Mortgagor in any and all such proceedings;

          (c) receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property or any real property adjacent to the Mortgaged Property;

          (d)  a change in the occupancy of the Mortgaged Property;

          (e) receipt of any notice from the holder of any lien or security interest in all or any part of the Mortgaged Property; or

          (f)  commencement of any litigation affecting the Mortgaged Property.

     9. Mortgage and Liens. Without the prior written consent of Bank, Mortgagor will not create or permit to be created or filed against the Mortgaged Property, any mortgage lien or other lien or security interest superior or inferior to the lien of this Mortgage.

    10. No Transfer. Without the prior written consent of Bank, Mortgagor will not cause nor permit any transfer of legal or equitable title to, beneficial interest in, or any estate or interest in the Mortgaged Property, or any part thereof, voluntarily or by operation of law, whether by sale, exchange, lease, conveyance, merger, consolidation, the granting of any lien or security interest or otherwise, or any agreement to do any of the foregoing.

     11. Events of default. Any one or more of the following events shall constitute an Event of Default hereunder:

          (a) Failure of Mortgagor to make any payment of principal or interest or any other sum promptly when due on any of the Obligations;

          (b) Mortgagor's nonperformance of or noncompliance in any material respect with any other agree-ments, conditions, covenants, provisions or stipulations contained in the Note, ???? Mortgage or any of the Loan Documents;

          (c) Any signature, statement, representation or warranty made in the Note, the Loan Documents or this Mortgage, or in any financial statement, certificate, application, request or other document furnished to Bank by Mortgagor at any time prior to, now or hereafter, is not true and correct in any material respect when made or delivered;

          (d) The occurrence of any default under the Note or any of the Loan Documents;

          (e) The commencement by or against any Mortgagor of any proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, the making by any Mortgagor of any general assignment for the benefit of creditors, the failure of any Mortgagor generally to pay debts as such debts become due, or the taking of action by any Mortgagor in furtherance of any of the foregoing; or

          (f) The transfer or sale of any part of the Mortgaged Property or any interest therein, without the Bank's prior written consent.

     12.  Remedies of Bank.

          (a) Upon the occurrence of any Event of Default, the entire unpaid balance of the Obligations, including interest as has accrued and as may thereafter accrue thereon, and all other sums secured by this Mortgage, shall become immediately due and payable, at the option of Bank, without notice to or demand upon Mortgagor or any other person; and thereupon, in addition to all other rights or remedies available under the Note or any of the Loan Documents, or at law or in equity, bank may:

               (i) forthwith bring an action of mortgage foreclosure hereon, and may proceed to judgment and execution to recover the balance due on the Obligations and any other sums that may be due thereunder, including attorney's fees, costs of suit and costs of sale to the extent, if any, provided in the Obligations and permitted by law; and

               (ii) enter into possession of the Premises, with or without legal action, lease the same, collect all rents and profits therefrom and, after deducting all costs of collection and administrative expenses, apply the net rents and profits to the payment of taxes and other necessary maintenance and operational costs (including agents' fees and attorneys' fees) or on account of the Obligations, in such order and in such amounts as Bank in its sole discretion may elect, and Bank shall be liable to account only for rents and profits actually received by Bank; and

          (b) Any real estate sold hereunder or on any other judicial proceedings, may be sold in one or more parcels, in such order and manner as Bank, in its sole discretion, may elect.

     13. Rights and Remedies Cumulative. The rights and remedies of Bank as provided in the Note, in this Mortgage and the Loan Documents shall be cumulative and concurrent ? may be pursued separately, successively or together against Mortgagor, against the Mortgaged Property, or any other person liable hereunder or thereunder, at the sole discretion of Bank, and may be exercised as often as occasion therefor shall arise. The failure of Bank to exercise any right or remedy on any one or more occasions shall in no event be construed as a waiver or release thereof.

     14. Mortgagor's Waivers. Mortgagor hereby waives and releases to the extent permitted by law:

          (a) All errors, defects and imperfections in any proceeding instituted by Bank under the Note or this Mortgage, and/or the Loan Documents;

          (b) All benefits that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, on providing for any stay of execution, exemption from civil process or extension of time for payment; and

          (c) Unless specifically required herein, all notices of Mortgagor's default or of Bank's election to exercise, or Bank's actual exercise of any option under the Note or this Mortgage.

     15. Future Advances. Without limiting any other provisions of this Mortgage, this Mortgage shal also secure additional loans or advances hereafter made by Bank to or on behalf of Mortgagor. Nothing contained herein shall impose any obligation on the part of bank to make any such additional loan(s) to Mortgagor.

     16. Communications. All communications required or permitted to be given under this Mortgage, to be effective, shall be in writing, and shall be hand delivered or sent by registered mail, postage prepaid, return receipt requested, addressed to the addresses set forth above or at such other address as the addressee may hereafter designate in writing in the manner herein provided.

     17. Severability. If for any reason whatsoever any part of this Mortgage shall be declared void or invalid, by operation of law or otherwise, in any jurisdiction, then as to such jurisdiction only, such part shall be void and the remaining provisions of this Mortgage shall remain in all other respects valid and enforceable, and such invalidity shall not invalidate or render unenforceable such provision in any other jurisdiction.

     18. Binding Effect--Amendment. This Mortgage is binding upon and shall inure to the benefit of Mortgagor and Bank, and their respective successors and assigns. This Mortgage may not be changed or amended except by agreement in writing signed by the party against whom enforcement of the change or amendment is sought.

     19. Applicable Law. The validity, construction, meaning and effect of the provisions of this Mortgage shall be governed and determined by and under the laws of the State of New Jersey.


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IN WITNESS WHEREOF, the Mortgagor has hereunto set his hand and seal the day and year first above written. This instrument is intended to constitute an instrument under seal.


   (INDIVIDUALS SIGN BELOW)            (CORPORATIONS OR PARTNERSHIPS SIGN BELOW)

                                       Dynasil Corporation of America, Inc. and
                                                                     Subsidiary
-------------------------------        -----------------------------------------
            Name                            Name of Corp. or Partnership


                                       By:  /s/ Charles J. Searock, Jr.
-------------------------------             ------------------------------------
            Name                            Charles J. Searock, Jr., President


                                       By:  /s/ John Kane
-------------------------------             ------------------------------------
            Name                            John Kane, CFO


-------------------------------        -----------------------------------------
            Name                                        Title


-------------------------------        -----------------------------------------
                                       ATTEST/WITNESS           Affix Corp. Seal

The undersigned, being authorized to do so, hereby certifies that the precise address of the within name Mortgagee is 379 N. Main Street, Doylestown, Pennsylvania 18901-0818.

                                       By:  /s/ Suzanne M. Hartshorne
                                       -----------------------------------------
                                       S.M.H.

The undersigned hereby acknowledges receipt without cost of a true and correct copy of the within instrument on behalf of Mortgagor.

                                       By:  /s/ John Kane
                                       -----------------------------------------
                                       J.K.

                                 ACKNOWLEDGMENT

STATE OF NEW JERSEY      :
                         :    SS
COUNTY OF                :

On _______________________, 19______, before me, the undersigned, personally appeared _______________________________________________________________________
known to me or satisfactorily proven to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged:

/ / that he/she/they executed the same for the purposes therein contained and desire that it be recorded as such; or

/ / that they are the President/Vice President and the Treasurer/Assistant Treasurer or Secretary/Assistant Secretary or General Partner of the corporation/partnership named in the foregoing instrument and that, in such capacities, being authorized so to do, executed the same for the purposes therein contained by signing the name and affixing the seal of the said corporation/partnership by themselves as such officers and desire that it be recorded as such.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                       -----------------------------------------
                                                    Notary Public


My Commission Expires:

Premier Bank
379 N. Main Street
Doylestown, PA 18901

RE: Direct Checking Charge

With reference to my/our commercial term loan in the amount of $1,300,000.00, please follow the ensuing instructions, which will remain in full force until revoked by the undersigned.

This letter is your authorization to charge my/our checking account number 6619 at Premier Bank, Doylestown Branch, titled: Dynasil Corporation on a monthly basis for principal and/or interest due. This procedure is to commence on August
- Interest Only / September -. P+I.

Please send the detailed advice regarding said charge to me/us at the following address:

                           385 Cooper Road

                           West Berlin, NJ 08091-9145

Very truly yours,


/s/ John Kane
----------------------
John Kane, CFO


----------------------

Dynasil Corporation of America, Inc.
and Subsidiary

TERMS AND CONDITIONS:

BORROWER agrees to provide Bank with annual audited financial statements and tax returns, as well as quarterly compiled financial statements.

BORROWER also agrees to provide Bank with monthly agings of receivables and payables as well as an inventory break-down including raw materials work in progress and finished goods.

BORROWER agrees to provide evidence of payment in full of the note receivable from Hibshman Pacific of $175,000.00 prior to disbursement of bank funds.

IN THE EVENT Dynasil Corporation extends a Rights Offering, the first $200,000.00 is to be applied directly to the principal outstanding term debt with Premier Bank.

ADDITIONALLY, any use of proceeds of the Rights Offering in excess of $50,000 per three month period is to be approved by Bank in advance.

FINALLY, BORROWER is to submit to Bank to be approved by Bank, any projected use of funds for capital improvements.

                                    PREMIER BANK

                                    /s/ Suzanne M. Hartshorne
                                    ----------------------------------------
                                    Suzanne M. Hartshorne, Vice President

DYNASIL CORPORATION OF AMERICA,
INC., AND SUBSIDIARIES

/s/ John Kane
--------------------------------------
John Kane, CFO


/s/ Charles J. Searock, Jr.
--------------------------------------
Charles J. Searock, Jr., President

Premier Bank (LOGO)
------------------------

                                 LOAN AGREEMENT

THIS AGREEMENT is made this 10th day of July, 1998, by PREMIER BANK, (the "Bank"), and the undersigned, DYNASIL CORPORATION OF AMERICA, INC. AND SUBSIDIARY ("Borrower"), with its principal office at 385 COOPER ROAD, WEST BERLIN, NJ.

A. Credit Accommodations. Subject to the terms and conditions hereinafter set forth, Bank agrees to extend to Borrower the following credit accommodation(s) ("Credit Accommodations(s)"), which shall be evidenced by promissory note(s) ("Note(s)"):

     1. A Line of Credit, expiring on N/A, 19____, under which the Bank, in its discretion, will make advances to Borrower from time to time and Borrower may borrow, repay and reborrow from Bank subject to the following terms:

        a.   Maximum outstanding principal amount of advances - $ N/A.

        b. Interest on the outstanding principal balance at the following rate:

             i.   Bank's base rate of interest plus N/A %.

             ii.  Interest payable (monthly/quarterly) commencing N/A, 19____.

             iii. Borrower shall reduce the amount of the outstanding principal under the Line of Credit to zero for one consecutive 30-day period during each year after the date hereof while the Line of Credit is in effect.

        c. BORROWER ACKNOWLEDGES THAT THE LINE OF CREDIT AND ANY ADVANCE THEREUNDER IS PROVIDED SOLELY AT BANK'S DISCRETION AND THE LINE OF CREDIT MAY BE TERMINATED AT ANY TIME AND FOR ANY REASON WHATSOEVER.

     2. A Term Loan subject to the following terms:

        a.   Principal amount - $1,300,000.00.

        b. Interest on the outstanding principal balance at the following rate:

             i.   Bank's base rate of interest plus 0%.

             ii.  Other rate terms - _____________________________________

        c.   Payment terms:

             i.   Interest payable monthly commencing August 1, 1998.

             ii. Principal payable in 83 consecutive monthly installments in the amount of $7,222.22* each, or in the following amounts, commencing, September 1, 1998, with a final installment in the amount of the unpaid balance on August 1, 2005.

             * Principal payment based on 15 year amortization.

     3. Borrower shall pay the following fees to Bank for the Credit
     Accommodations: 1% on new money - $7,000.00

     4. When interest hereunder is based on Bank's base rate, it shall be based upon the rate of interest publicly announced from time to time by Bank in Doylestown, Pennsylvania as its "Base Rate." The Bank's Base Rate is defined as the then-published Wall Street Journal Prime Rate of Interest in effect from time to time plus one percent. The applicable rate will change when and as Bank changes its base rate.

     5. Interest and any fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

     6. A late fee will be charged on the portion of any payment made more than twenty (20) days after it is due equal to five (5%) percent of the unpaid amount or twenty-five ($25.00) dollars, whichever is greater.

B. Representations and Warranties. Borrower represents and warrants and, at the request of Bank will provide a legal opinion (stating that subparagraph 1 of this Section is correct and that subparagraphs 2, 3, 4, and 5 are correct to the best of counsel's knowledge), that:

     1. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, and has the necessary power and authority to enter into and perform this Agreement, the Note(s) and all other documents required by Bank in connection herewith; the execution and performance thereof have been duly authorized by all necessary proceedings, and upon their execution and delivery, they will be valid, binding and enforceable in accordance with their terms; Borrower's execution and performance of this Agreement will not violate any laws or regulations applicable to Borrower, any organizational documents of Borrower or any agreements (including any provisions of subordinated debt) to which Borrower is a party or by which Borrower or any of its properties is bound; and any consents or approval required in connection with this Agreement have been obtained.

     2. The proceeds of the Credit Accommodation(s) will be used only in connection with Borrower's business, for the following purposes: Payoff existing Term Loan with Premier and Line of Credit and Term with First Union.

     3. All financial statements, statements as to ownership of Borrower and its assets, and other statements and information delivered to Bank were prepared in accordance with generally accepted accounting principles consistently applied, are true and correct, disclose all presently outstanding indebtedness or obligations of Borrower, including contingent obligations and obligations under leases of property from others, and all liens and encumbrances against its properties and assets; and there have been no adverse changes in Borrower's financial condition or business since the date of such statements.

     4. There are no actions, suits, proceedings or claims pending or threatened against Borrower or its property; and Borrower's business is in compliance with all applicable laws and regulations.

     5. Any debt of Borrower is not now and at closing hereunder will not be in default under any provision thereof.

C. Conditions. The obligation of Bank to make the first advance under the Credit Accommodation(s) shall be subject to Bank's receipt of the following collateral security and/or duly executed documents, each in form and substance satisfactory to Bank:

     1. The Note(s) executed by Borrower.

     2. A certificate as to Borrower's actions authorizing the Credit Accommodation(s) (i.e., certified Board of Directors resolutions if Borrower is a corporation; certified copy of partnership agreement if Borrower is a partnership).

     3. The following collateral security, subordination and guaranty documents including any documents and actions required to perfect any collateral security: 1st Lien on A/R, inventory, machinery, equipment and leasehold improvements and 1st mortgage on 385 Cooper Road, West Berlin, NJ.

     4. Bank shall have no obligation to make loans hereunder if any Event of Default described in paragraph G hereof has occurred.

D. Affirmative Covenants. Borrower covenants and agrees that so long as there is outstanding indebtedness of Borrower to Bank under the Credit Accommodation(s) or otherwise, Borrower shall:

     1. Maintain current assets in excess of current liabilities by at least $------; maintain current assets of at least -----% of current liabilities; maintain total liabilities in an amount not in excess of -----% of tangible net worth; and maintain the following additional financial ratios: ----- ---- such foregoing financial terms to be defined in accordance with generally accepted accounting principles consistently applied.

     2. Maintain free balances in demand deposit accounts at Bank in average amounts calculated as follows: -----------------

     3. Deliver to Bank financial statements, including a balance sheet and income statement and such other financial statements and reports as requested by Bank, within ninety (90) days of the end of each fiscal year and within forty-five (45) days of the end of each fiscal quarter; and permit representatives of Bank to examine and audit Borrower's (and its subsidiaries) books and records and to inspect Borrower's facilities and properties. All such reports shall be prepared in accordance with generally accepted accounting principles consistently applied, certified by a public accountant satisfactory to Bank. Upon written request of Bank, Borrower will provide this information in consolidating as well as consolidated form.

     4. Notify Bank of any litigation, proceedings or events involving Borrower which might have a material adverse effect on Borrower's financial condition or business or the payment of its indebtedness under the Credit Accommodation(s).

     5. Keep and maintain (and require subsidiaries to keep and maintain) all of its property and assets in good order and repair and maintain fire, public liability and other insurance in coverages and amounts customary for Borrower's business or as Bank from time to time may require and deliver to Bank certificates of all such insurance in effect; and cause all such policies covering property given as security for the Credit Accommodation(s) to have loss payee endorsements in favor of Bank and not to be subject to cancellation unless thirty (30) days prior written notice thereof shall have been received by Bank.

     6. Pay (and require subsidiaries to pay) and discharge when due all taxes, assessments or other governmental charges imposed on it or any of its properties, unless the same are currently being contested in good faith by appropriate proceedings and adequate reserves are maintained therefor.

E. Negative Covenants. So long as there is outstanding indebtedness of Borrower to Bank under the Credit Accommodation(s) or otherwise, Borrower and subsidiaries shall not, without the prior written consent of Bank:

     1. Incur any indebtedness, including obligations under capitalized leases, except indebtedness owing to Bank, existing indebtedness or trade indebtedness arising in the ordinary course of business; guarantee or otherwise become liable, directly or indirectly, for the indebtedness or obligations of another party; make any loans or advances to others; or create, permit or suffer the creation of any liens, security interests or any other encumbrances on any of its property, real or personal, except liens, security interests or encumbrances in favor of Bank or existing on the date hereof and reported to Bank.

     2. Convey, lease, sell, transfer or assign any assets except in the ordinary course of business for value received; liquidate or discontinue its normal operations with intention to liquidate; enter into any merger or consolidation; or acquire assets or stock or other equity interest of another entity except in the ordinary course of business.

     3. Pay any dividends or make any for or withdrawal from capital, or make any other distributions on, or repurchase, redeem or otherwise acquire, any of its outstanding stock, partnership interests or other equity interests.

     4. Sell, assign, transfer or dispose of any of its accounts or notes receivable, with or without recourse, except to Bank.

     5. Make loans or advances to others.

     6. Become a guarantor, surety or otherwise liable for the debts or obligations of others, except to Bank, and except as an endorser of checks or drafts negotiated in the ordinary course of business.

     7. Incur, create or assume any commitment to make any lease payments except
     - - - - - - - - - -
     __________________________________________________________________________.
     Lease payments are defined as any direct or indirect payment or payments whether as rent or otherwise, including fees, service or finance charges, under any lease, rental or other arrangement for the use of property of any other person and whether or not there is an option to purchase.

     8. Enter into any sale-leaseback transactions.

     9. Prepay any amounts not required or cause to be accelerated any amounts on any outstanding indebtedness now existing or hereafter arising, except to Bank.

     10. Pay salaries, withdrawals or compensation to officers or partners of Borrower in an amount exceeding $ - - - - - - - - - -
                                     __________________________________________
     in the aggregate per year.

     11. Expend for fixed assets during any one fiscal year an amount in excess of- - - - - - - - - -
       ___________________________________________.____________________________
       ________________________ DOLLARS ($ - - - - - - - - - -
                                          ______________________________) other
     than any fixed assets purchased with the proceeds of loans by Bank to Borrower.

     12. If Borrower is a corporation, sell, issue, or agree to sell or issue, any shares (voting, non-voting, preferred or common of any class) of Borrower, or purchase such shares except under such circumstances as will in the opinion of Bank not result in a material adverse change in the financial or business condition of Borrower or the value of any security held by Bank.

F. Additional Collateral. As additional collateral security for the payment of Borrower's indebtedness and obligations to Bank under the Credit Accommodation(s) or otherwise, Borrower hereby grants to Bank a security interest in and lien upon all funds, balances or other property of any kind of Borrower, or in which Borrower has an interest, now or hereafter in the possession, custody or control of Bank.

G. Default. Upon the occurrence of any of the following events of default, Bank may declare the entire unpaid balance, principal and interest, of all indebtedness of Borrower to Bank under the Credit Accommodation(s) or otherwise to be immediately due and may exercise all available rights and remedies under applicable law and agreements:

     1. Failure to pay when due any principal or interest or any other sum payable to Bank under the Credit Accommodation(s) or otherwise.

     2. If any representation or warranty made herein or in connection herewith or in any statement, certificate or other document furnished hereunder proves to be or becomes false or untrue.

     3. Default under any other provision contained herein or in any other agreement or document executed or delivered in connection herewith and the continuation of such default, unless cured to Bank's satisfaction, for twenty (20) days.

     4. Default by Borrower in the payment or performance of any material obligation or indebtedness to another, whether now or hereafter incurred.

     5. Any default by Borrower or by any guarantor or surety for Borrower under the provisions of any note, security agreement, mortgage or other instrument or agreement incorporated by reference into or executed in connection with the Agreement or in connection with any other obligation of Borrower or any guarantor or surety for Borrower to Bank.

     6. The determination by an officer of Bank, in such officer's sole and absolute discretion, that a material, adverse change in the business or financial condition of Borrower, or of any guarantor or surety for Borrower, has occurred.

     7. If bankruptcy, insolvency, reorganization, receivership, arrangement or other similar proceedings are commenced or filed by or against Borrower under state or federal law; or if Borrower shall (i) become insolvent (which term is defined for purposes thereof as failure to meet its obligations as the same fall due); (ii) make an assignment for the benefit of creditor; (iii) apply for, consent to or suffer the appointment of a custodian, receiver or trustee for any part of property or assets; or (iv) fail to satisfy or appeal any material judgment or attachment within thirty
     (30) days from the date of entry.

H. Miscellaneous. No consent or waiver under this Agreement shall be effective unless in writing signed by the party granting the consent or waiver. No waiver of any default shall be deemed a waiver of any default thereafter occurring. This Agreement and all documents executed hereunder shall be binding upon and shall inure to the benefit of all parties hereto and their respective heirs, personal representatives, successors and assigns, may only be modified or amended by a written document executed by the parties, and shall be governed by Pennsylvania law. Borrower shall pay all fees and costs incurred by Bank (including fees and costs of its legal counsel) in connection with the creation and perfection of any collateral security required hereunder or the collection or enforcement of the indebtedness and collateral security hereunder. Bank is hereby irrevocably appointed Borrower's attorney-in-fact to do all acts and things which Bank may determine are necessary to perfect and continue perfected the security interests created pursuant to this Agreement and to protect and facilitate the collection of amounts due on any accounts receivable assigned to Bank and any other property constituting security. Borrower will pay any stamp taxes or any taxes in the nature thereof which may be payable in connection with the execution and delivery of the promissory notes and other documents. Borrower hereby forever indemnifies and saves Bank harmless against any and all liability which Bank may incur or which may be assessed against Bank with respect to such tax. The terms of any notes, security agreements or other instruments executed pursuant to this Agreement are expressly incorporated herein and made a part hereof; provided, however, that in any case where a term or condition contained in such note, security agreement, or other instrument cannot be construed (despite every effort to do so) as consistent with the terms of this Agreement, this Agreement shall govern. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. This Agreement shall be in full force and effect for a term commencing on the date hereof and terminating at such time as Borrower shall have satisfied in full or been released from all of Borrower's liabilities and obligations to Bank hereunder.

I. Additional Terms. Borrower hereby agrees to the following additional terms attached hereto and forming a part hereof:

     [1. Additional Terms Scheduled] See attached Term & Conditions.

IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.

Attest or Witness:                Dynasil Corporation of America, Inc. and Subsidiary
                                 ------------------------------------------------------
                                        [Name of Borrower]

By   John Kane                   By   Charles J. Searock, Jr.
   ----------------------           ---------------------------------------------------
Title: John Kane, CFO                   Title: Charles J. Searock, Jr., President

                                        PREMIER BANK

                                  By     Suzanne M. Hartshorne
                                     --------------------------------------------------
                                        Title: Suzanne M. Hartshorne, Vice President

[LOGO]

                                 PROMISSORY NOTE
                                   (JUDGMENT)

                                                        Doylestown, Pennsylvania

$1,300,000.00                                                      July 10, 1998

     FOR VALUE RECEIVED, each of the undersigned unconditionally promises to pay to PREMIER BANK (the "Bank"), or order, at its office at 379 N. Main Street, Doylestown, PA, or at any other office of the Bank, the principal sum of

     ONE MILLION THREE HUNDRED THOUSAND DOLLARS AND ---------------------00/100

United States Dollars ($1,300,000.00), together with interest in arrears on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rates hereinafter provided.

     Principal shall be payable as follows:
     [_]  If this box is checked, principal shall be payable on demand.
     [_] It this box is checked, principal shall be payable in a single payment on _____________________, ___________.
     [X]  It this box is checked, principal shall be payable in
          [X] monthly   [_] quarterly   [_] annual consecutive installments
          commencing September 1, 1998 and on the same dale of each installment period thereafter, in the following amounts:
          $7,222.22 Principal Plus Interest
          ______________________________________________________________________

          ______________________________________________________________________

          except that the last installment, payable on August 1, 2005, shall be in an amount equal to the principal balance then remaining outstanding.

Interest shall be payable as follows until this Note is paid in full:
     [X] If this box is checked, monthly on the first day of each month commencing August 1, 1998.
     [_] If this box is checked, quarterly on the first day of each quarter commencing ________________________________.
     [_] If this box is checked, semi-annually on the first day of each six months commencing__________________________.

     Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days and shall be payable, before and after maturity or judgment or entering of a verdict, at the following rate:

     [_] If this box is checked, the interest rate shall be ___________ percent (_____%) per annum.

     [_] If this box is checked, the interest rate shall be the Prime Rate (as defined below) plus zero percent (+0%) per annum.

     Prime Rate means the floating rate of interest publicly announced from time to time by the Bank In Doylestown, Pennsylvania as its "prime rate", with the rate charged hereunder changing on the same day on which any change in the Prime Rate is effective. The obligors under this Note hereby acknowledge that the Prime Rate is not tied by the Bank to any external rate of interest or index and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customer.

     This Note may be prepaid in whole or in part at any time; provided that (a) any prepayment shall include accrued interest to the date of prepayment on the amount prepaid, and (b) if principal hereunder is payable in installments, any principal prepaid shall be applied to installments in their inverse order of maturity.

     The Bank is hereby granted a continuing security interest in all property of the undersigned now or hereafter in the possession of the Bank or any of its affiliates in any capacity whatsoever, including, but not limited to, any balance or share of any deposit, trust or agency account, as security for the payment of this Note and any other liabilities of the undersigned to the Bank, which security interest shall be enforceable and subject to all the provisions of this Note, as if such property were specifically pledged hereunder and the proceeds of such property may be applied at any time and without notice to any of the undersigned's liabilities. Each of the undersigned hereby authorizes the Bank to debit any deposit account maintained by any of the undersigned with the Bank for accrued interest and principal, as and when due. Such authorization shall not affect the undersigned's obligations to pay when due all amounts payable hereunder whether or not there are sufficient funds therefor in any such accounts. The foregoing shall be in addition to, and not in limitation of, any rights of set-off the Bank may have.

     The occurrence of any of the following events shall constitute an Event of Default under this Note: (i) the failure to make any payments, whether principal, interest or other payment, under any of the undersigned's liabilities when the same is due, (ii) death of (if an individual), dissolution (if a corporation or partnership), suspension of business for any reason or insolvency (however such insolvency may be evidenced) of any obligor hereunder, (iii) bankruptcy, insolvency, reorganization, receivership, arrangement or other similar proceedings are commenced or filed by or against any obligor under state or federal law; or any obligor shall (a) become insolvent (which term is defined for purposes hereof as failure to meet its obligations as the same fall due);
(b) make an assignment for the benefit of creditors; or (c) apply for, consent to or suffer the appointment of a custodian, receiver or trustee for any part of its property or assets; (iv) the sale, lease, transfer or other disposition, whether voluntary or involuntary, of all or a substantial part of any obligor's assets or property, (v) the issuance of a writ, warrant, distraint or order of attachment or garnishment against any obligor's property or assets, (vi) the commencement of foreclosure proceedings or any proceedings for the enforcement of money judgments against any obligor, (vii) the occurrence of an event of default as described and defined in any instrument securing the obligations hereunder or any agreement under which this Note may be issued or any instrument evidencing any indebtedness of any of the undersigned to the Bank and the expiration of any period provided in such instrument to cure such default;
(viii) any of the undersigned shall fail to pay any indebtedness due to third parties beyond any applicable grace period or (ix) any change shall occur in any obligor's financial or business condition which, in the Bank's sole judgment, is materially adverse. Upon the happening of any Event of Default, or upon demand, if applicable, the holder hereof may declare the entire unpaid principal balance under this Note and under any and all other liabilities of the undersigned to the holder hereof immediately due and payable without notice, demand or presentment and may exercise, without notice, demand or presentment, any of its rights under any instruments securing the obligations hereunder. In the event that the Bank or any subsequent holder of this Note shall exercise or endeavor to exercise any of its remedies hereunder or under any instruments securing the obligations hereunder, the undersigned shall pay on demand all reasonable costs and expenses incurred in connection therewith, including, without limitation, attorney's fees (which attorneys may be employees of the Bank), and the bank may take judgment for all such amounts in addition to all other sums due hereunder. Irrespective of the exercise or non-exercise of any of the aforesaid rights, if any payment of principal or interest hereunder is not paid in full when the same is due, the undersigned shall pay to the holder a fee on such unpaid amount equal to five percent (5%) of such late payment.

     Each of the undersigned waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note, notice of any event of default under any instrument securing the obligations hereunder, except as specifically provided therein, and all other notices or demand otherwise required by law that the undersigned may lawfully waive. Each obligor expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of any obligor. No unilateral consent or waiver by the Bank with respect to any action or failure to act which, without consent, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Bank.

     The rights and obligations of the undersigned and all provisions hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     Each of the undersigned hereby authorizes the Bank to date this Note as of the date when the initial advance hereunder is made and to complete this Note in any other particulars according to the terms of the Bank's understanding with the undersigned. Any consent, agreement, instruction or request pertaining to any matter under or in connection with this Note signed by any one of the undersigned shall be binding upon all of them.

     THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED, THE UNDERSIGNED, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE UNDERSIGNED AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS THE UNDERSIGNED HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. IT IS SPECIFICALLY ACKNOWLEDGED THAT THE BANK HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

     EACH OF THE UNDERSIGNED HEREBY EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR ANY OF THE UNDERSIGNED IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER, AND CONFESS JUDGMENT AGAINST ANY OF THE UNDERSIGNED FOR ALL OR ANY PART OF THE UNPAID PRINCIPAL BALANCE HEREUNDER AND ACCRUED INTEREST, TOGETHER WITH OTHER EXPENSES INCURRED IN CONNECTION THEREWITH AND ATTORNEYS' FEES OF 5% OF THE TOTAL OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $3,000, AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS NOTE SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. EACH OF THE UNDERSIGNED HEREBY WAIVES ALL ERRORS AND RIGHTS OF APPEAL AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON. EACH OF THE UNDERSIGNED CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA AND AGREES TO BUCKS COUNTY AS APPROPRIATE VENUE IN ANY SUIT OR ACTION HEREON.

     If this Note Is signed by more than one maker, the liability of each shall be joint and several. EACH OF THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY AND THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THIS NOTE OR ANY LIABILITY HEREUNDER OR ENFORCEMENT OF REMEDIES HEREUNDER. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     As used herein, the terms, "the undersigned" shall mean the undersigned or any one or more of them; "liabilities" shall mean any and all debts and obligations of the undersigned owed to the Bank whether such shall be primary, direct, contingent, sale, joint or several, due or to become due, or that have or may hereafter be contracted or incurred; and "obligor" shall mean each of the undersigned and any co-signer, endorser, guarantor or surety of or for the undersigned's liabilities.

Address: 385 Cooper Road               Dynasil Corporation of America, Inc. and
         West Berlin, NJ 08091                                       Subsidiary

                                       /s/ Charles J. Searock, Jr.
                                       ----------------------------------------
                                       Charles J. Searock, Jr., President


                                       /s/ John Kane
                                       ----------------------------------------
                                       John Kane, CFO

[LOGO]

Dynasil Corporation of America Inc.
and Subsidiary
                                                                 7-10-98
---------------------------------------------           -----------------------
         Name of Borrower                                         Date

                             Certificate of Reliance

I, Suzanne M. Hartshorne, a Vice President
   ---------------------    --------------------
      (Loan Officer)         (Title of Officer)

hereby certify that in underwriting the loan granted on                       to
                                                        ----------------------
the above Borrower in the amount of $300,000.00, PREMIER BANK has secured the commitment or loan with a mortgage on real estate as an abundance of caution, and for repayment of the loan, the Bank is relying primarily on:

     (A)  [X] the general credit of the borrower
              (as evidenced by current financial statement)

     (B)  [X] the following other collateral:

              1st Lien on A/R, inventory, machinery, equipment, leasehold improvements.

              1st mortgage on 385 Cooper Road, West Berlin, NJ

              -----------------------------------------------------------------

     (C)  [_] the endorsement, guaranty or purchase commitment of

              -----------------------------------------------------------------

              -----------------------------------------------------------------

     (D)  [_] other facts as follows:

              -----------------------------------------------------------------

              -----------------------------------------------------------------


                                            /s/ Suzanne M. Hartshorne, VP
                                                -------------------------
                                                Signature and Title